UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 22, 2007
VOLCANO CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52045	33-0928885

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2870 Kilgore Road, Rancho Cordova, CA	95670

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (800) 228-4728
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The table below sets forth the cash bonuses paid to executive officers of Volcano Corporation on January 29, 2007, as approved by the Compensation Committee of the Board of Directors on January 22, 2007. These bonuses were based upon the company’s and the individual officer’s performance for the year ended December 31, 2006.

Officer	Title	Bonus
R. Scott Huennekens	President and Chief Executive Officer	$175,000
John T. Dahldorf	Chief Financial Officer and Secretary	80,000
Vincent J. Burgess	Vice President of Business Development and Marketing	75,000
John F. Sheridan	Executive Vice President of Research and Development and Operations	60,000
Michel E. Lussier	Managing Director of Volcano Europe	35,000

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation (Registrant)
Dated: February 2, 2007	By:	/s/ John T. Dahldorf
John T. Dahldorf
Chief Financial Officer

3